UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): August 10, 2006

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                        ALTERNATIVE ENERGY SOURCES, INC.
             (Exact name of registrant as specified in its charter)

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       Delaware                      000-51762                  74-3038728
-----------------------------  -------------------------  ----------------------
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)


          310 West 20th Street
               2nd Floor
          Kansas City, Missouri                                  64108-2005
 (Address of principal executive offices)                        (Zip Code)


                                 (816) 842-3835
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item  4.01 Changes in Registrant's Certifying Accountant.

      On June 19, 2006, Alternative Energy Sources, Inc. (the "Registrant"), Beemer Acquisition Corp., a wholly owned subsidiary of the Registrant ("Acquisition Sub"), and Beemer Energy, Inc. ("Beemer") entered into a Merger Agreement and Plan of Reorganization and consummated the merger of Acquisition Sub with and into Beemer (the "Merger"). The Merger resulted in Beemer becoming a wholly owned subsidiary of the Registrant. Following the Merger, the management and business operations of the Registrant became substantially the management and business operations of Beemer before the Merger. For a description of the merger and the offering, and the material agreements entered into in connection therewith, please refer to Current Report on Form 8-K filed on June 23, 2006.

      Before the Merger, the independent registered public accounting firm for the Registrant was Stark Winter Schenkein & Co. ("Stark Winter"). Because the Merger was treated as a reverse acquisition for accounting purposes, future historical financial reports filed by the Registrant will be those of Beemer, the accounting acquiror. Accordingly, the Registrant's board of directors changed its independent registered public accounting firm from Stark Winter to Bagell, Josephs, Levine & Company, LLC ("Bagell Josephs"). Stark Winter was dismissed as the independent registered public accounting firm of the Registrant on August 10, 2006, and Bagell Josephs was engaged as the independent registered public accounting firm of the Registrant on the same date.

      The reports of Stark Winter on the Registrant's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, but did include an explanatory paragraph relating to the Registrant's ability to continue as a "going concern."

      In connection with the audit of the Registrant's financial statements for the past two fiscal years ended December 31, 2005 and 2004, and through the date of the dismissal, there were no disagreements with Stark Winter on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Stark Winter, would have caused Stark Winter to make reference to the matter in its reports. During the most recent fiscal year and through the date of the dismissal of Stark Winter, no information is required to be reported under Item 304(a)(1)(iv)(B) or Regulation S-B.

      The Registrant provided Stark Winter with a copy of this Current Report on Form 8-K before it was filed and requested that they furnish us a letter, addressed to the Securities and Exchange Commission, stating whether they agree with the information disclosed in the Current Report. Such letter is attached hereto as Exhibit 16.1.

Item  9.01. Financial Statements and Exhibits.

            (d)   Exhibits.

            Exhibit No. Description
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            16.1        Letter from Stark Winter Schenkein & Co.

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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Alternative Energy Sources, Inc.

                                               By: /s/Mark Beemer
                                                   ---------------
                                               Name: Mark Beemer
                                               Title:   Chief Executive Officer

                                               Date:  August 14, 2006

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                                  EXHIBIT INDEX

            Exhibit No. Description
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            16.1        Letter from Stark Winter Schenkein & Co.

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